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                                                                     EXHIBIT 4.3

                           TECHNICAL OLYMPIC USA, INC.

                                  $200,000,000

                            9% Senior Notes Due 2010

                          REGISTRATION RIGHTS AGREEMENT


                                                              New York, New York
                                                                   June 25, 2002


Salomon Smith Barney Inc.
Deutsche Bank Securities Inc.
Fleet Securities, Inc.
As Representatives of the Initial Purchasers
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Dear Sirs:

                  Technical Olympic USA, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), proposes to issue and sell to certain purchasers (the "Initial Purchasers"), upon the terms set forth in a purchase agreement, dated June 14, 2002 (the "Purchase Agreement"), $200,000,000 aggregate principal amount of its 9% Senior Notes Due 2010 (the "Notes") relating to the initial placement of the Notes (the "Initial Placement"). The Notes will be unconditionally guaranteed (the "Guarantees" and together with the Notes, the "Securities") on a senior basis by each of the Company's direct and indirect domestic subsidiaries set forth on the signature page hereto (the "Guarantors"). To induce the Initial Purchasers to enter into the Purchase Agreement and to satisfy a condition of your obligations thereunder, the Company and the Guarantors agree with you for your benefit and the benefit of the holders from time to time of the Securities (including the Initial Purchasers) and the New Securities (as defined herein) (each a "Holder" and, together, the "Holders"), as follows:

                  1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Affiliate" of any specified Person shall mean any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person shall mean the power, direct or



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indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

                  "Broker-Dealer" shall mean any broker or dealer registered as such under the Exchange Act.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Exchange Offer Registration Period" shall mean the 180-day period following the consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement, or such shorter period as will terminate when all New Securities held by Exchanging Dealers or Initial Purchasers have been sold pursuant thereto.

                  "Exchange Offer Registration Statement" shall mean a registration statement of the Company and the Guarantors on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Exchanging Dealer" shall mean any Holder (which may include any Initial Purchaser) that is a Broker-Dealer and elects to exchange for New Securities any Securities that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from the Company or any Affiliate of the Company).

                  "Final Memorandum" shall have the meaning set forth in the Purchase Agreement.

                  "Holder" shall have the meaning set forth in the preamble hereto.

                  "Indenture" shall mean the Indenture relating to the Securities, dated as of June, 2002, between the Company, the Guarantors and Wells Fargo Bank Minnesota, National Association, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

                  "Initial Placement" shall have the meaning set forth in the preamble hereto.

                  "Initial Purchasers" shall have the meaning set forth in the preamble hereto.

                  "Losses" shall have the meaning set forth in Section 7(d) hereof.



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                  "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of Securities and/or New Securities, as applicable, registered under a Registration Statement.

                  "Managing Underwriters" shall mean the investment banker or investment bankers and manager or managers that shall administer an underwritten offering.

                  "New Notes" shall mean debt securities of the Company, guaranteed by the Guarantors, identical in all material respects to the Notes (except that the cash interest and interest rate step-up provisions and the transfer restrictions shall be modified or eliminated, as appropriate) and to be issued under the Indenture or the New Securities Indenture.

                  "New Securities" shall mean debt securities of the Company and the related guarantees of the Guarantors, identical in all material respects to the Securities (except that the cash interest and interest rate step-up provisions and the transfer restrictions shall be modified or eliminated, as appropriate) and to be issued under the Indenture or the New Securities Indenture.

                  "New Securities Indenture" shall mean an indenture between the Company, the Guarantors and the New Securities Trustee, identical in all material respects to the Indenture (except that the cash interest and interest rate step-up provisions will be modified or eliminated, as appropriate).

                  "New Securities Trustee" shall mean a bank or trust company reasonably satisfactory to the Initial Purchasers, as trustee with respect to the New Securities under the New Securities Indenture.

                  "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the New Securities covered by such Registration Statement, and all amendments and supplements thereto and all material incorporated by reference therein.

                  "Purchase Agreement" shall have the meaning set forth in the preamble hereto.

                  "Registered Exchange Offer" shall mean the proposed offer of the Company to issue and deliver to the Holders of the Securities that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for the Securities, a like aggregate principal amount of the New Notes and Related Guarantees.

                  "Registration Statement" shall mean any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Securities or the New Securities pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.



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                  "Related Guarantees" shall mean the guarantees of the
Guarantors to be issued under the Indenture or the New Securities Indenture in respect of New Notes.

                  "Securities" shall have the meaning set forth in the preamble hereto.

                  "Shelf Registration" shall mean a registration effected pursuant to Section 3 hereof.

                  "Shelf Registration Period" has the meaning set forth in
Section 3(b) hereof.

                  "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company and the Guarantors pursuant to the provisions of Section 3 hereof which covers some or all of the Securities and/or New Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Trustee" shall mean the trustee with respect to the Securities and New Securities under the Indenture.

                  "Underwriter" shall mean any underwriter of Securities or New Securities in connection with an offering thereof under a Registration Statement.

                  2. Registered Exchange Offer.

                           (a) The Company and the Guarantors shall prepare, at their cost, and, not later than 90 days following the date of the original issuance of the Securities (or if such 90th day is not a Business Day, the next succeeding Business Day), shall file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer. The Company and the Guarantors shall use their best efforts to cause the Exchange Offer Registration Statement to become effective under the Act not later than 150 days following the date of the original issuance of the Securities (or if such 150th day is not a Business Day, the next succeeding Business Day).

                           (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for New Securities (assuming that such Holder is not an Affiliate of the Company, acquires the New Securities in the ordinary course of such Holder's business, has no arrangements with any Person to participate in the distribution of the New Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) and to trade such New Securities from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.



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                           (c) In connection with the Registered Exchange Offer,
         the Company and the Guarantors shall:

                                    (i) mail to each Holder a copy of the
                  Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                                    (ii) keep the Registered Exchange Offer open
                  for not less than 30 days and not more than 45 days after the date notice thereof is mailed to the Holders (or, in each case, longer if required by applicable law);

                                    (iii) use their best efforts to keep the
                  Exchange Offer Registration Statement continuously effective under the Act, supplemented and amended as required, under the Act to ensure that it is available for sales of New Securities by Exchanging Dealers or the Initial Purchasers during the Exchange Offer Registration Period;

                                    (iv) utilize the services of a depositary
                  for the Registered Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Trustee, the New Securities Trustee or an Affiliate of either of them;

                                    (v) permit Holders to withdraw tendered
                  Securities at any time prior to the close of business, New York time, on the last Business Day on which the Registered Exchange Offer is open;

                                    (vi) prior to effectiveness of the Exchange
                  Offer Registration Statement, provide a supplemental letter to the Commission (A) stating that the Company and the Guarantors are conducting the Registered Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991); and (B) including a representation that the Company and the Guarantors have not entered into any arrangement or understanding with any Person to distribute the New Securities to be received in the Registered Exchange Offer and that, to the best of their information and belief, each Holder participating in the Registered Exchange Offer is acquiring the New Securities in the ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the New Securities; and

                                    (vii) comply in all material respects with
                  all applicable laws.

                           (d) As soon as practicable after the close of the Registered Exchange Offer, the Company and the Guarantors shall:

                                    (i) accept for exchange all Notes tendered
                  and not validly withdrawn pursuant to the Registered Exchange Offer;



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                                    (ii) deliver to the Trustee for cancellation
                  in accordance with Section 5(s) all Notes so accepted for exchange; and

                                    (iii) cause the Trustee or New Securities
                  Trustee, as the case may be, promptly to authenticate and deliver to each Holder of Securities a principal amount of New Notes equal to the principal amount of the Notes of such Holder so accepted for exchange.

                           (e) Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the New Securities (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991) and Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and (y) must comply with the registration and prospectus delivery requirements of the Act in connection with any secondary resale transaction which must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Act if the resales are of New Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from the Company or one of its Affiliates. Accordingly, each Holder participating in the Registered Exchange Offer shall be required to represent to the Company and the Guarantors that, at the time of the consummation of the Registered Exchange Offer:

                                    (i) any New Securities received by such
                  Holder will be acquired in the ordinary course of business;

                                    (ii) such Holder will have no arrangement or
                  understanding with any Person to participate in the distribution of the Securities or the New Securities within the meaning of the Act;

                                    (iii) such Holder is not an Affiliate of the
                  Company or any of the Guarantors or if it is an Affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Act to the extent applicable;

                                    (iv) if such Holder is not a Broker-Dealer,
                  that it is not engaged in, and does not intend to engage in, the distribution of the New Securities; and

                                    (v) if such Holder is a Broker-Dealer, that
                  it will receive New Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such New Securities.

                           (f) If any Initial Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of Securities constituting any portion of an unsold allotment, at the request of such Initial Purchaser, the Company and the Guarantors shall issue and deliver to such Initial Purchaser or the



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         Person purchasing New Securities registered under a Shelf Registration
         Statement as contemplated by Section 3 hereof from such Initial Purchaser, in exchange for such Securities, a like principal amount of New Notes and Related Guarantees. The Company and the Guarantors shall use their reasonable efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such New Securities as for New Securities issued pursuant to the Registered Exchange Offer.

                  3. Shelf Registration.

                           (a) If (i) due to any change in law or applicable interpretations thereof by the Commission's staff, the Company determines upon advice of its outside counsel that it is not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof; (ii) for any other reason the Exchange Offer Registration Statement is not declared effective within 150 days following the date of the original issuance of the Securities or the Registered Exchange Offer is not consummated within 180 days following the date of the original issuance of the Securities; (iii) any Initial Purchaser so requests with respect to Securities that are not eligible to be exchanged for New Securities in the Registered Exchange Offer and that are held by it following consummation of the Registered Exchange Offer;
         (iv) any Holder (other than an Initial Purchaser) is not eligible to participate in the Registered Exchange Offer or does not receive freely tradeable New Securities in the Registered Exchange Offer other than by reason of such Holder being an Affiliate of the Company (it being understood that the requirement that a participating Broker-Dealer deliver the prospectus contained in the Exchange Offer Registration Statement in connection with sales of New Securities shall not result in such New Securities being not "freely tradeable"); or (v) in the case of any Initial Purchaser that participates in the Registered Exchange Offer or acquires New Securities pursuant to Section 2(f) hereof, such Initial Purchaser does not receive freely tradeable New Securities in exchange for Securities constituting any portion of an unsold allotment (it being understood that (x) the requirement that an Initial Purchaser deliver a Prospectus containing the information required by Item 507 or 508 of Regulation S-K under the Act in connection with sales of New Securities acquired in exchange for such Securities shall result in such New Securities being not "freely tradeable;" and (y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of New Securities acquired in the Registered Exchange Offer in exchange for Securities acquired as a result of market-making activities or other trading activities shall not result in such New Securities being not "freely tradeable") the Company and the Guarantors shall effect a Shelf Registration Statement in accordance with subsection (b) below.

                           (b) If required pursuant to subsection (a) above,

                                    (i) the Company and the Guarantors, at their
                  cost, shall as promptly as practicable, file with the Commission and thereafter shall use their best efforts to cause to be declared effective under the Act a Shelf Registration Statement relating to the offer and sale of the Securities or the New Securities, as applicable, by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder (other than an Initial



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                  Purchaser) shall be entitled to have the Securities or New
                  Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder; and provided further, that with respect to New Securities received by an Initial Purchaser in exchange for Securities constituting any portion of an unsold allotment, the Company and the Guarantors may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Item 507 or 508 of Regulation S-K, as applicable, in satisfaction of their obligations under this subsection with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

                                    (ii) the Company and the Guarantors shall
                  use their best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period the earlier of (A) the time when all of the Securities or New Securities, as applicable, covered by the Shelf Registration Statement can be sold pursuant to Rule 144 without limitation under clauses
                  (c), (e), (f) and (h) of Rule 144, (B) the date on which all the Securities or New Securities, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, and (C) the date two years from the date the Shelf Registration Statement is declared effective by the Commission (in any such case, such period being called the "Shelf Registration Period"). The Company and the Guarantors shall be deemed not to have used their best efforts to keep the Shelf Registration Statement effective during the requisite period if they voluntarily take any action that would result in Holders of Securities or New Securities covered thereby not being able to offer and sell such Securities or New Securities during that period, unless
                  (A) such action is required by applicable law; or (B) such action is taken by the Company and the Guarantors in good faith and for valid business reasons (not including avoidance of the Company's and the Guarantors' obligations hereunder), including the acquisition or divestiture of assets, so long as the Company and the Guarantors promptly thereafter comply with the requirements of Section 5(k) hereof, if applicable.

                                    (iii) the Company and the Guarantors shall
                  cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (A) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission; and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  4. Special Interest. If (a) on or prior to the 90th day following the original issue date of the Securities, neither the Exchange Offer Registration Statement nor the Shelf



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Registration Statement has been filed with the Commission, (b) on or prior to the 150th day following the original issue date of the Securities, neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been declared effective, (c) on or prior to the 180th day following the original issue date of the Securities, neither the Registered Exchange Offer has been consummated nor the Shelf Registration Statement has been declared effective, or
(d) after either the Exchange Offer Registration Statement or the Shelf Registration Statement has been declared effective, such Registration Statement thereafter ceases to be effective or usable in connection with resales of Securities or New Securities in accordance with and during the periods specified in this Agreement (each such event referred to in clauses (a) through (d), a ("Registration Default"), interest ("Special Interest") will accrue on the principal amount of the Securities and the New Securities (in addition to the stated interest on the Securities and New Securities) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured. Special Interest will accrue at a rate of 0.25% per annum during the 90-day period immediately following the occurrence of such Registration Default and shall increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall such rate exceed 1.00% per annum.

                  All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Security at the time such Security is exchanged for a New Security shall survive until such time as all such obligations with respect to such Security have been satisfied in full.

                  5. Additional Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply.

                           (a) The Company and the Guarantors shall:

                                    (i) furnish to you, not less than five
                  Business Days prior to the filing thereof with the Commission, a copy of any Exchange Offer Registration Statement and any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (including all documents incorporated by reference therein after the initial filing) and shall use their commercially reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably propose;

                                    (ii) include the information set forth in
                  Annex A hereto on the facing page of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer;



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                                    (iii) if requested by an Initial Purchaser,
                  include the information required by Item 507 or 508 of Regulation S-K, as applicable, in the Prospectus contained in the Exchange Offer Registration Statement; and

                                    (iv) in the case of a Shelf Registration
                  Statement, include the names of the Holders that propose to sell Securities or New Securities, as applicable, pursuant to the Shelf Registration Statement as selling security holders.

                           (b) The Company and the Guarantors shall ensure that:

                                    (i) any Registration Statement and any
                  amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder; and

                                    (ii) any Registration Statement and any
                  amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                           (c) The Company and the Guarantors shall advise you, the Holders of Securities or New Securities covered by any Shelf Registration Statement and any Exchanging Dealer or Initial Purchaser under any Exchange Offer Registration Statement that has provided in writing to the Company and the Guarantors a telephone or facsimile number and address for notices, and, if requested by you or any such Holder, Exchanging Dealer or Initial Purchaser, shall confirm such advice in writing (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Company and the Guarantors shall have remedied the basis for such suspension):

                                    (i) when a Registration Statement and any
                  amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                                    (ii) of any request by the Commission for
                  any amendment or supplement to the Registration Statement or the Prospectus or for additional information;

                                    (iii) of the issuance by the Commission of
                  any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                                    (iv) of the receipt by the Company and the
                  Guarantors of any notification with respect to the suspension of the qualification of the Securities or New Securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and



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                                    (v) of the happening of any event that
                  requires any change in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

                           (d) The Company and the Guarantors shall use their best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement or the qualification of the Securities or New Securities therein for sale in any jurisdiction at the earliest possible time.

                           (e) The Company and the Guarantors shall furnish to each Holder of Securities or New Securities covered by any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if the Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

                           (f) The Company and the Guarantors shall, during the Shelf Registration Period, deliver to each Holder of Securities or New Securities covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request. The Company and the Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Securities or New Securities in connection with the offering and sale of the Securities or New Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

                           (g) The Company and the Guarantors shall furnish to each Exchanging Dealer or Initial Purchaser which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including all material incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

                           (h) The Company and the Guarantors shall promptly deliver to each Initial Purchaser, each Exchanging Dealer and each other Person required to deliver a Prospectus during the Exchange Offer Registration Period, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as any such Person may reasonably request. The Company and the Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by any Initial Purchaser, any Exchanging Dealer and any such other Person that may be required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the New Securities covered by the



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         Prospectus, or any amendment or supplement thereto, included in the
         Exchange Offer Registration Statement.

                           (i) Prior to the Registered Exchange Offer or any other offering of Securities or New Securities pursuant to any Registration Statement, the Company and the Guarantors shall arrange, if necessary, for the qualification of the Securities or the New Securities for sale under the laws of such jurisdictions as any Holder shall reasonably request and will maintain such qualification in effect so long as required; provided that in no event shall the Company and the Guarantors be obligated to qualify to do business in any jurisdiction where they are not then so qualified or to take any action that would subject them to service of process in suits or taxation, other than those arising out of the Initial Placement, the Registered Exchange Offer or any offering pursuant to a Shelf Registration Statement, in any such jurisdiction where they are not then so subject.

                           (j) The Company and the Guarantors shall cooperate with the Holders of Securities and New Securities to facilitate the timely preparation and delivery of certificates representing New Securities or Securities to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request.

                           (k) Upon the occurrence of any event contemplated by subsections (c)(ii) through (v) above, the Company and the Guarantors shall promptly prepare a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to Initial Purchasers or Exchanging Dealers, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such circumstances, the period of effectiveness of the Exchange Offer Registration Statement provided for in Section 2 and the Shelf Registration Statement provided for in Section 3(b) shall each be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 5(c) to and including the date when the Initial Purchasers, the Holders of the Securities or New Securities and any known Exchanging Dealer shall have received such amended or supplemented Prospectus pursuant to this Section.

                           (l) Not later than the effective date of any Registration Statement, the Company and the Guarantors shall provide a CUSIP number for the Securities or the New Securities, as the case may be, registered under such Registration Statement and provide the Trustee with printed certificates for such Securities or New Securities, in a form eligible for deposit with The Depository Trust Company.

                           (m) The Company and the Guarantors shall comply with all applicable rules and regulations of the Commission and shall make generally available to their security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act.

                           (n) The Company and the Guarantors shall cause the Indenture or the New Securities Indenture, as the case may be, to be qualified under the Trust Indenture Act in a timely manner.

                           (o) The Company and the Guarantors may require each Holder of Securities or New Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company and the Guarantors such information regarding the Holder and the distribution of such Securities as the Company and the Guarantors may from time to time reasonably require for inclusion in such Registration Statement. The Company and the Guarantors may exclude from such Shelf Registration Statement the Securities or New Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

                           (p) In the case of any Shelf Registration Statement, the Company and the Guarantors shall enter into such agreements and take all other appropriate actions (including if requested an underwriting agreement in customary form) in order to expedite or facilitate the registration or the disposition of the Securities or New Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 7 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 7).

                           (q) In the case of any Shelf Registration Statement, the Company and the Guarantors shall:

                                    (i) make reasonably available for inspection
                  by the Holders of Securities or New Securities to be registered thereunder, any Underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such Underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries;

                                    (ii) cause the Company's officers, directors
                  and employees to supply all relevant information reasonably requested by the Holders or any such Underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such Underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                                    (iii) make such representations and
                  warranties to the Holders of Securities or New Securities registered thereunder and the Underwriters, if any, in form, substance and scope as are customarily made by issuers to Underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                                    (iv) obtain opinions of counsel to the
                  Company and the Guarantors and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the Underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and Underwriters;

                                    (v) obtain "cold comfort" letters and
                  updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of Securities or New Securities registered thereunder and the Underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and

                                    (vi) deliver such documents and certificates
                  as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 5(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company and the Guarantors.

The actions set forth in clauses (iii), (iv), (v) and (vi) of this Section shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto; and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

                           (r) In the case of any Exchange Offer Registration Statement, the Company and the Guarantors shall upon the request of an Exchanging Dealer:

                                    (i) make reasonably available for inspection
                  by such Initial Purchaser or Exchanging Dealer, and any attorney, accountant or other agent retained by such Initial Purchaser or Exchanging Dealer, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries;

                                    (ii) cause the Company's officers, directors
                  and employees to supply all relevant information reasonably requested by such Initial Purchaser or Exchanging Dealer or any such attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Initial Purchaser or Exchanging Dealer or any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                                    (iii) make such representations and
                  warranties to such Initial Purchaser or Exchanging Dealer, in form, substance and scope as are customarily made by issuers to Underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                                    (iv) obtain opinions of counsel to the
                  Company and the Guarantors and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to such Initial Purchaser or Exchanging Dealer and their respective counsel, addressed to such Initial Purchaser or Exchanging Dealer, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Initial Purchaser or Exchanging Dealer or their respective counsel;

                                    (v) obtain "cold comfort" letters and
                  updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to such Initial Purchaser or Exchanging Dealer, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings, or if requested by such Initial Purchaser or Exchanging Dealer or their respective counsel in lieu of a "cold comfort" letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 35, covering matters requested by such Initial Purchaser or Exchanging Dealer or their respective counsel; and

                                    (vi) deliver such documents and certificates
                  as may be reasonably requested by such Initial Purchaser or Exchanging Dealer or their respective counsel, including those to evidence compliance with Section 5(k) and with conditions customarily contained in underwriting agreements.

The foregoing actions set forth in clauses (iii), (iv), (v), and (vi) of this
Section if so requested shall be performed at close of the Registered Exchange Offer and the effective date of any post-effective amendment to the Exchange Offer Registration Statement.

                           (s) If a Registered Exchange Offer is to be consummated, upon delivery of the Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the New Securities, the Company shall mark, or caused to be marked, on the Securities so exchanged that such Securities are being canceled in exchange for the New Securities. In no event shall the Securities be marked as paid or otherwise satisfied.

                           (t) The Company and the Guarantors will use their commercially reasonable best efforts to confirm the ratings of the Securities will apply to the Securities or the New Securities, as the case may be, covered by a Shelf Registration Statement.

                           (u) In the event that any Broker-Dealer shall underwrite any Securities or New Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc.) thereof, whether as a Holder of such Securities or New Securities or as an Underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such Broker-Dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by:

                                    (i) if such Rules or By-Laws shall so
                  require, engaging a "qualified independent underwriter" (as defined in such Rules) to participate in the preparation of the Registration Statement, to exercise usual standards of due diligence with respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities or New Securities;

                                    (ii) indemnifying any such qualified
                  independent underwriter to the extent of the indemnification of Underwriters provided in Section 6 hereof; and

                                    (iii) providing such information to such
                  Broker-Dealer as may be required in order for such Broker-Dealer to comply with the requirements of such Rules.

                           (v) The Company and the Guarantors shall use their commercially reasonable best efforts to take all other steps necessary to effect the registration of the Securities or the New Securities, as the case may be, covered by a Registration Statement.

                  6. Registration Expenses. The Company and the Guarantors shall bear all expenses incurred in connection with the performance of their obligations under Sections 2, 3 and 5 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith, and, in the case of any Exchange Offer Registration Statement, will reimburse the Initial Purchasers for the reasonable fees and disbursements of counsel acting in connection therewith if such Initial Purchaser shall resell Securities or New Securities pursuant to the prospectus contained such Exchange Offer Registration Statement.

                  7. Indemnification and Contribution.

                           (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Holder of Securities or New Securities, as the case may be, covered by any Registration Statement (including each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 5(h) hereof, each Exchanging Dealer), the directors, officers, employees and agents of each such Holder and each Person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all Losses, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Guarantors will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company and the Guarantors by or on behalf of any such Holder specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company and the Guarantors may otherwise have.

                  The Company and the Guarantors also, jointly and severally, agree to indemnify or contribute as provided in Section 7(d) to Losses of any Underwriter of Securities or New Securities, as the case may be, registered under a Shelf Registration Statement, their directors, officers, employees or agents and each Person who controls such Underwriter on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 7(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in
Section 5(p) hereof.

                           (b) Each Holder of Securities or New Securities covered by a Registration Statement (including each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 5(h) hereof, each Exchanging Dealer) severally agrees to indemnify and hold harmless the Company and the Guarantors, each of their directors, officers, employees and agents and each Person who controls the Company or any of the Guarantors within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantors to each such Holder, but only with reference to written information relating to such Holder furnished to the Company and the Guarantors by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

                           (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall not be liable under this Section 7 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld.

                           (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser or any subsequent Holder of any Security or New Security be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, or in the case of a New Security, applicable to the Security that was exchangeable into such New Security, as set forth on the cover page of the Final Memorandum, nor shall any Underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such Underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Guarantors shall be deemed to be equal to the sum of (x) the total net proceeds from the Initial Placement (before deducting expenses) as set forth on the cover page of the Final Memorandum and (y) the total amount of additional interest that the Company and the Guarantors were not required to pay as a result of registering the Securities or New Securities covered by the Registration Statement which resulted in such Losses. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Final Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities or New Securities, as applicable, registered under the Act. Benefits received by any Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each Person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each Person who controls the Company or any of the Guarantors within the meaning of either the Act or the Exchange Act and each officer, employee, agent or director of the Company or any of the Guarantors who would be entitled to indemnity under this Agreement shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                           (e) The provisions of this Section will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company and the Guarantors or any of the officers, directors or controlling Persons referred to in this Section hereof, and will survive the sale by a Holder of Securities or New Securities covered by a Registration Statement.

                  8. Underwritten Registrations.

                           (a) If any of the Securities or New Securities, as the case may be, covered by any Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Majority Holders.

                           (b) No Person may participate in any underwritten offering pursuant to any Shelf Registration Statement, unless such Person (i) agrees to sell such Person's Securities or New Securities, as the case may be, on the basis reasonably provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  9. No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

                  10. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders (or, after the consummation of any Registered Exchange Offer in accordance with Section 2 hereof, of New Securities); provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or New Securities, as the case may be, are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Securities or New Securities, as the case may be, being sold rather than registered under such Registration Statement.

                  11. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

                           (a) if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of this Section, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Salomon Smith Barney Inc;

                           (b) if to you, initially at the respective addresses set forth in the Purchase Agreement; and

                           (c) if to the Company or the Guarantors, initially at its or their address set forth in the Purchase Agreement.

                  All such notices and communications shall be deemed to have been duly given when received.

                  The Initial Purchasers or the Company by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

                  12. Successors. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Securities or New Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Securities and the New Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  13. Counterparts. This Agreement may be in signed counterparts, each of which shall an original and all of which together shall constitute one and the same agreement.

                  14. Headings. The headings used herein are for convenience only and shall not affect the construction hereof.

                  15. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

                  16. Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  17. Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or New Securities is required hereunder, Securities or New Securities, as applicable, held by the Company or its Affiliates (other than subsequent Holders of Securities or New Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or New Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  18. Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, each of the Company and the Guarantors (i) acknowledges that it has, by separate written instrument, irrevocably designated and CT Corp. (and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any federal or state court in the State of New York or brought under federal or state securities laws, and acknowledges that CT Corp. has accepted such designation, (ii) submits to the nonexclusive jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon CT Corp. and written notice of said service to the Company shall be deemed in every respect effective service of process upon it in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corp. in full force and effect so long as any of the Securities shall be outstanding.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Company, the Guarantors and the several Initial Purchasers.

                                   Very truly yours,

                                   TECHNICAL OLYMPIC USA, INC.


                                   By: /s/ TOMMY L. McADEN
                                      ------------------------------------------
                                       Name:  Tommy L. McAden
                                       Title: Vice President - Finance and
                                              Administration and Chief Financial
                                              Officer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

SALOMON SMITH BARNEY INC.
DEUTSCHE BANK SECURITIES INC.
FLEET SECURITIES, INC.


By: SALOMON SMITH BARNEY INC.

By: /s/ STEPHEN CUNNINGHAM
   -------------------------------
     Name: Stephen Cunningham
     Title: Director

For themselves and the other several Initial Purchasers named in Schedule I to the foregoing Agreement.

                                  SUBSIDIARY GUARANTORS:

                                  ADLER REALTY CO.
                                  ADRO CONST., INC.
                                  BANYAN TRAILS, INC.
                                  ENGLE HOMES DELAWARE, INC.
                                  ENGLE HOMES FINANCING, INC.
                                  ENGLE HOMES REALTY, INC.
                                  ENGLE HOMES, INC.
                                  ENGLE HOMES/ARIZONA CONSTRUCTION, INC.
                                  ENGLE HOMES/ARIZONA, INC.
                                  ENGLE HOMES/ATLANTA, INC.
                                  ENGLE HOMES/BROWARD, INC.
                                  ENGLE HOMES/COLORADO, INC.
                                  ENGLE HOMES/GEORGIA, INC.
                                  ENGLE HOMES/GULF COAST, INC.
                                  ENGLE HOMES/JACKSONVILLE, INC.
                                  ENGLE HOMES/LAKE BERNADETTE, INC.
                                  ENGLE HOMES/NORTH CAROLINA, INC.
                                  ENGLE HOMES/ORLANDO, INC.
                                  ENGLE HOMES/PALM BEACH, INC.
                                  ENGLE HOMES/PEMBROKE, INC.
                                  ENGLE HOMES/SOUTHWEST FLORIDA, INC.
                                  ENGLE HOMES/TEXAS, INC.
                                  ENGLE HOMES/VIRGINIA, INC.
                                  GREENLEAF HOMES, INC.
                                  NEWMARK FINANCE AFFILIATE, LTD
                                  NEWMARK FINANCE CORPORATION
                                  NEWMARK HOME CORPORATION
                                  NEWMARK HOMES BUSINESS TRUST
                                  NEWMARK HOMES L.P.
                                  NEWMARK HOMES PURCHASING, L.P.
                                  NHC HOMES, INC.
                                  NMH INVESTMENTS, INC.
                                  PACIFIC UNITED DEVELOPMENT CORP.
                                  PACIFIC UNITED L.P.
                                  PEMBROKE FALLS REALTY, INC.
                                  PREFERRED BUILDERS REALTY, INC.
                                  PREFERRED HOME MORTGAGE COMPANY
                                  PRESTIGE ABSTRACT & TITLE, LLC
                                  PROFESSIONAL ADVANTAGE TITLE, LTD.
                                  PUDC, INC.
                                  SILVERLAKE INTERESTS, L.C.
                                  ST. TROPEZ AT BOCA GOLF, INC.
                                  TAP ACQUISITION CO.
                                  TECHNICAL MORTGAGE, L.P.
                                  THE ADLER COMPANIES, INC.
                                  TM INVESTMENTS, L.L.C.
                                  UNIVERSAL LAND TITLE, INC.
                                  UNIVERSAL LAND TITLE AGENCY, INC.
                                  UNIVERSAL LAND TITLE INVESTMENT #1, L.L.C.
                                  UNIVERSAL LAND TITLE INVESTMENT #2, L.L.C.
                                  UNIVERSAL LAND TITLE INVESTMENT #3, L.L.C.
                                  UNIVERSAL LAND TITLE INVESTMENT #4, L.L.C.
                                  UNIVERSAL LAND TITLE OF SOUTH FLORIDA, LTD.
                                  UNIVERSAL LAND TITLE OF TEXAS, INC.
                                  UNIVERSAL LAND TITLE OF THE PALM BEACHES, LTD. UNIVERSAL LAND TITLE OF VIRGINIA, INC.


                                  By: /s/ Tommy L. McAden
                                      ------------------------------------------
                                      Name:  Tommy L. McAden
                                      Title: Vice President - Finance and
                                             Administration

                                                                         ANNEX A


                  Each Broker-Dealer that receives New Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of New Securities received in exchange for Securities where such Securities were acquired by such Broker-Dealer as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date (as defined herein) and ending on the close of business one year after the Expiration Date, or such shorter period as will terminate when all New Securities held by Exchanging Dealers or Initial Purchasers have been sold pursuant hereto, it will make this Prospectus available to any Broker-Dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B


                  Each Broker-Dealer that receives New Securities for its own account in exchange for Securities, where such Securities were acquired by such Broker-Dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. See "Plan of Distribution."

                                                                         ANNEX C


                              PLAN OF DISTRIBUTION

                  Each Broker-Dealer that receives New Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of New Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Company and the Guarantors have agreed that, starting on the Expiration Date and ending on the close of business one year after the Expiration Date or such shorter period as will terminate when all New Securities held by Exchanging Dealers or Initial Purchasers have been sold pursuant hereto, it will make this Prospectus, as amended or supplemented, available to any Broker-Dealer for use in connection with any such resale. In addition, until __________, 200__, all dealers effecting transactions in the New Securities may be required to deliver a prospectus.

                  The Company will not receive any proceeds from any sale of New Securities by brokers-dealers. New Securities received by Broker-Dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the New Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such Broker-Dealer and/or the purchasers of any such New Securities. Any Broker-Dealer that resells New Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such New Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit of any such resale of New Securities and any commissions or concessions received by any such Persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                  For a period of one year after the Expiration Date or such shorter period as will terminate when all New Securities held by Exchanging Dealers or Initial Purchasers have been sold pursuant hereto, the Company and the Guarantors will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any Broker-Dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the holder of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Securities (including any Broker-Dealers) against certain liabilities, including liabilities under the Securities Act.

                  [If applicable, add information required by Regulation S-K Items 507 and/or 508.]

                                                                         ANNEX D


Rider A

                  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name:
                           ---------------------------------
                  Address:
                           ---------------------------------

                           ---------------------------------


Rider B

If the undersigned is not a Broker-Dealer, the undersigned represents that it acquired the New Securities in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of New Securities and it has no arrangements or understandings with any Person to participate in a distribution of the New Securities. If the undersigned is a Broker-Dealer that will receive New Securities for its own account in exchange for Securities, it represents that the Securities to be exchanged for New Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.